Exhibit 10.1

FIRST AMENDMENT TO SUBLEASE AGREEMENT

THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (the “Amendment”) is made effective this 22nd day of September 2017 by and between Paidion Research, Inc. a North Carolina corporation (“Sublessor”) and Dova Pharmaceuticals, Inc., a Delaware corporation (“Sublessee”);

WHEREAS, Sublessor and Sublessee entered into that certain Sublease Agreement dated May, 2017 (as amended hereby, the “Sublease”) under which Sublessee subleased from Sublessor a certain portion of Suites 245 and 250 on the second floor of the Palladian II building at 240 Leigh Farm Road, Durham, North Carolina, consisting of approximately 7,351 square feet of space, as more specifically described in the Sublease (the “Initial Subleased Premises”) that Sublessor leases from Landlord under that certain Office Lease Agreement dated April 10, 2014 by and between Sublessor, as tenant, and Palladian Center, LLC, a Delaware limited liability company (“Landlord”), (as amended by First Amendment to Lease dated September 18, 2015, the “Master Lease”); and

WHEREAS, Sublessor and Sublessee desire to amend the Sublease (i) to enlarge the Initial Subleased Premises by adding the remaining portion of Suite 250 that Sublessor leases from Landlord under the Master Lease that was not subleased to Sublessee under the Sublease (the “Additional Subleased Premises”) so that the total subleased premises under the Sublease shall be the entire 14,378 rentable square feet of space leased to Sublessor under the Master Lease (as enlarged and amended by such Additional Subleased Premises, and as shown on Exhibit A hereto, the “Subleased Premises”) and (ii) to adjust the Minimum Rental under the Sublease to account for the increase in the size of the Subleased Premises;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Recitals; Definitions.  The recitals set out above are true and accurate and are incorporated herein by this reference.  All capitalized terms used, but not defined, in this Amendment shall have the meanings given to such terms in the Sublease and/or the Master Lease, as applicable.

2.                                      Amendment to Premises.  Commencing on October 1, 2017, Sublessor hereby subleases to Sublessee, and Sublessee hereby accepts and subleases from Sublessor, the Additional Subleased Premises so that the total Subleased Premises under the Sublease shall consist of the approximately 14,378 rentable square feet of space shown on Exhibit A hereto.  Sublessor shall have until 11:59 P.M. on September 30, 2017 to vacate the Additional Subleased Premises.  Sublessor acknowledges and agrees, with the increase in Subleased Premises pursuant to this Amendment, all parking rights leased to it through the Master Lease are now subleased to Sublessee pursuant to Section 2 of the Sublease.

3.                                      Term of Sublease; Minimum Rental.  The Sublease Term will remain unchanged and shall end with the expiration of the Master Lease on April 30, 2020. However, the monthly Minimum Rental under the Sublease is amended as follows:

October 1, 2017 to January 31, 2018	$12,582.46 per month
February 1, 2018 to May 31, 2018	$24,610.34 per month
June 1, 2018 to May 31, 2019	$25,329.24 per month
June 1, 2019 to April 30, 2020	$26,072.11 per month

4.                                      “AS IS” Delivery; No Demising Wall; Signage.  Sublessor shall deliver the Additional Subleased Premises to Sublessee on October 1, 2017 in its “AS IS” condition, with no representations or warranties and with no Landlord upfit obligations.  Sublessor’s obligation to construct the Demising Wall under Section 9 of the Sublease is hereby deleted, as is Sublessee’s obligation to reimburse Sublessor for certain costs in connection therewith.  Notwithstanding the deletion of terms regarding the Demising Wall from Section 9 of the Sublease, all rights of Sublessee set forth in such Section regarding signage shall remain.  The last sentence of Section 9 of the Sublease is hereby amended by deleting the clause “after the Demising Wall has been completed,” such that the rights described in such sentence shall begin immediately upon execution of this Amendment.  Furthermore, to the extent that Sublessor has any rights under the Master Lease regarding signage that are not already assigned to Sublessee pursuant to the Sublease, any such rights are hereby assigned to Sublessee in their entirety.  Sublessee acknowledges that Landlord may have approval rights with respect to signage under the Master Lease.

5.                                      Landlord Consent; Condition to Amendment.  It shall be a condition precedent to the effectiveness of this Amendment that Landlord shall have consented to this Amendment, which consent may be given by Landlord’s signature below or in a separate consent form from Landlord, at Landlord’s election.

6.                                      Effect of Amendment.  Except to the extent modified hereby, the Sublease remains in full force and effect as written.  To the extent of any conflict between the Sublease and this Amendment, this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the date set out above.

SUBLESSOR:

PAIDION RESEARCH, INC.

By:	/s/ Barry Mangum
Printed Name:	Barry Mangum
Title:	CEO

SUBLESSEE:

DOVA PHARMACEUTICALS, INC.

By:	/s/ Douglas Blankenship
Printed Name:	Douglas Blankenship
Title:	CFO

CONSENTED TO BY LANDLORD:

SUBLESSOR AND SUBLESSEE AGREE BY THEIR SIGNATURES ABOVE THAT LANDLORD IS NOT A PARTY TO THIS AMENDMENT OR TO THE SUBLEASE AND THAT LANDLORD, IN CONSENTING TO THIS AMENDMENT BY ITS SIGNATURE BELOW, PROVIDES SUCH CONSENT PURSUANT TO THE SAME TERMS AND CONDITIONS AS ARE CONTAINED IN THAT CERTAIN “CONSENT TO SUBLEASE” BY AND AMONG LANDLORD, SUBLESSOR AND SUBLESSEE DATED JUNE 9, 2017, THE TERMS AND CONDITIONS OF WHICH ARE INCORPORATED INTO THIS CONSENT PAGE BY THIS REFERENCE.

PALLADIAN CENTER, LLC

By:	/s/ James L Dean II
Printed Name:	James L Dean II
Title:	Vice President
Date:	9/22/17

EXHIBIT A

SUBLEASED PREMISES